SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 22, 2002

MERCURY AIR GROUP, INC.

(Exact name of Registrant as specified in Charter)

DELAWARE	1-7134	11-1800515

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5456 McConnell Avenue, Los Angeles, CA 90066
(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (310) 827-2737

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHBIIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.   Other Events and Regulation FD Disclosure.

          Based upon a recommendation of the Compensation Committee (the “Committee) of the Board of Directors and the unanimous approval of the independent and disinterested members of the Board of Directors (the “Board”), Mercury Air Group, Inc. (the “Company” or “Mercury”) authorized the Company to enter into employment agreements or amended employment agreements with six key executive officers for the purpose of setting forth the terms and conditions of employment and to provide long term incentives to such officers to induce their continued services consistent with past practice of Mercury. In connection with the Board’s approval, the Board considered independent third party surveys regarding executive compensation and other data relevant to the terms of the employment agreements, including past compensation programs of the Company.

          On May 22, 2002, Mercury entered into employment agreements with Wayne Lovett, Executive Vice President, General Counsel and Secretary of Mercury, Mark Coleman, Chief Operating Officer of Mercury Air Cargo, John Enticknap, Executive Vice President of Mercury and Vice President and Chief Operating Officer of Mercury Air Centers, Robert Schlax, Vice President of Finance of Mercury, and Steve Antonoff, Vice President of Human Resources of Mercury. Under the employment agreements, each of the five officers will be employed by the Company at their present positions for a three year period, subject to certain extension and termination provisions. The five officers will receive annual salaries of $179,000, $170,000, $181,500, $170,000, and $116,600 respectively. The Company also entered into an amended employment agreement with Joseph Czyzyk, the President and Chief Executive. The employment agreements are attached. The employment agreements also allow the officers to participate in the 2002 Management Stock Purchase Plan (the “Plan”). Under the Plan, each officer may purchase up to a set amount of stock from CFK Partners, that amount being 31,896, 25,000, 30,000, 25,000, 25,000 and 387,650 for Messrs. Lovett, Coleman, Enticknap, Schlax, Antonoff and Czyzyk respectively, at $7.50 per share. Pursuant to the terms and conditions set forth in the respective employment agreements, Mercury, in connection with such officers’ employment services, will provide advances to purchase the Mercury stock. The terms and conditions of employment and the compensation are more fully set forth in the employment agreements attached.

Item 7.   Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

2

Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report.

	10.1	Employment Agreement, dated as of May 22, 2002, between the Registrant and Wayne Lovett.

	10.2	Employment Agreement, dated as of May 22, 2002, between the Registrant and Mark Coleman.

	10.3	Employment Agreement, dated as of May 22, 2002, between the Registrant and John Enticknap.

	10.4	Employment Agreement, dated as of May 22, 2002, between the Registrant and Robert Schlax.

	10.5	Employment Agreement, dated as of May 22, 2002, between the Registrant and Steve Antonoff.

	10.6	Amended and Restated Employment Agreement, dated as of May 22, 2002, between the Registrant and Joseph A. Czyzyk.

	10.7	Stock Purchase Agreement under the 2002 Management Stock Purchase Plan, dated as of May 22 2002.

3

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY AIR GROUP, INC.

Date: May 31, 2002	By:	/s/ Joseph A. Czyzyk Joseph A. Czyzyk President and Chief Executive Officer

4

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated as of May 22, 2002, between the Registrant and Wayne Lovett.

10.2	Employment Agreement, dated as of May 22, 2002, between the Registrant and Mark Coleman.

10.3	Employment Agreement, dated as of May 22, 2002, between the Registrant and John Enticknap.

10.4	Employment Agreement, dated as of May 22, 2002, between the Registrant and Robert Schlax.

10.5	Employment Agreement, dated as of May 22, 2002, between the Registrant and Steve Antonoff.

10.6	Amended and Restated Employment Agreement, dated as of May 22, 2002, between the Registrant and Joseph A. Czyzyk.

10.7	Stock Purchase Agreement under the 2002 Management Stock Purchase Plan, dated as of May 22, 2002.

5